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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     FORM 8K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
              Exchange Act of 1934 Date of Report (Date of earliest
                        event reported): August 23, 1996

                               DEXTER CORPORATION
             (Exact name of registrant as specified in its charter)

Delaware                             1-5542                  06-0321410
(State or other Jurisdiction         (Commission             (IRS Employer
of incorporation)                    File Number)            Identification No.)

        One Elm Street, Windsor Locks, Connecticut                    06096
        (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (860) 292-7675


          (Former name or former address, if changed since last report)


Item 5.  Other Events.

         On October 4, 1999, the Board of Directors of Dexter Corporation (the "Company") determined that it was desirable and in the best interests of the Company and its stockholders for the Company to amend the Company's Rights Agreement between the Company and ChaseMellon Shareholder Services, L.L.C., as rights agent (the "Rights Agreement"). Amendment No. 1 (the "Amendment") amends the definition of "Acquiring Person" in the Rights Agreement by lowering the beneficial ownership percentage threshold to become an Acquiring Person, and at which the Rights become exercisable, from 20% to 11% of the common shares of the Company then outstanding. The Amendment further provides that the definition of "Acquiring Person" does not include (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or any Subsidiary of the Company, (iv) any person organized, appointed or established by the Company for or pursuant to the terms of any such plan, (v) any person who becomes an Acquiring Person solely as a result of a reduction in the number of shares of common stock outstanding due to the repurchase of shares of common stock by the Company, unless and until such person shall purchase or otherwise become the beneficial owner of additional shares of common stock constituting 1% of more of the then outstanding

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shares of common stock, or (vi) any such person who is one of the persons listed in Rule 13d-1(b)(1)(ii) under the Exchange Act or who is otherwise entitled to report such ownership on Schedule 13G under the Exchange Act (or any successor report), and is reporting such ownership on Schedule 13G under the Exchange Act, provided that such person, together with its affiliates and associates, is the beneficial owner of less than 20% of the shares of common stock then outstanding.

Item 7.  Financial Statements and Exhibits.

(c)               Exhibits

Exhibit No.       Exhibit

4 Amendment No. 1 to Rights Agreement dated as of October 4, 1999 by and between Dexter Corporation and ChaseMellon Shareholder Services, L.L.C.

4a       Press Release dated October 4, 1999.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DEXTER CORPORATION



Date: October 6, 1999                    By: /s/ Bruce H. Beatt
      ----------------                       ----------------------------------
                                             Bruce H. Beatt
                                             Vice President and General Counsel

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                                INDEX TO EXHIBITS


Exhibit No.       Exhibit                                                Page

  4        Amendment No. 1 to Rights Agreement dated as of
           October 4, 1999 by and between Dexter Corporation and            4
           ChaseMellon Shareholder Services, L.L.C.

  4a       Press Released dated October 4, 1999                             7

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